Filed Pursuant to Rule 497(e)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Brookfield Real Assets Debt Fund
(the “Fund”)

Supplement dated September 20, 2018 to the Fund’s Prospectus dated April 30, 2018, as supplemented and amended to date

Effective November 1, 2018, on page 45 of the Prospectus, under the heading “Shareholder Information,” the third paragraph under the subsection “Sales Charge Reductions and Waivers—(Class A Shares Only),” is hereby deleted and replaced with the following:

“Volume Discounts/Rights of Accumulation.  You may qualify for a reduced sales charge by combining a new purchase (or combined purchases as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at NAV) amounts to $50,000 or more.  In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of any other open-end investment company managed by the Adviser or its affiliates that were previously purchased, shares of other classes of the Fund, as well as shares of any class of any other open-end investment company managed by the Adviser or its affiliates.  In order to determine whether you qualify for a reduced sales charge, you may combine your new purchase with shares previously purchased and still owned with those of your immediate family (spouse and children under 21), your and their IRAs and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit.  You may also include shares of any class of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts.  If the new purchase is made directly through the Transfer Agent, only shares held directly at the Transfer Agent may apply toward the rights of accumulation.  Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the rights of accumulation.  The Fund uses the current NAV of these holdings when combining them with new and existing investments for purposes of determining whether you qualify for the rights of accumulation.  In order to receive a sales charge reduction under this program, you must provide certain information or records to permit verification that the purchase qualifies for a reduction as described below under “Required Shareholder Information and Records.”

Effective November 1, 2018, on page 46 of the Prospectus, under the heading “Shareholder Information,” the subsection “Shareholder Account Information—(Class C Shares Only),” is hereby supplemented with the addition of the following paragraph:

“Class C Shares Conversion Feature.  Class C Shares will convert automatically into Class A Shares ten years after the original date of purchase or, if you acquired your Class C Shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C Shares.  When Class C Shares that you acquired through a purchase or exchange convert, any other Class C Shares that you purchased with reinvested distributions also will convert into Class A Shares on a pro rata basis.  A shorter holding period may apply depending on your financial intermediary.”

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

Please retain this Supplement for reference.